EXHIBIT 99.1


      I, J. Ed Eisemann IV, Chief Executive and Chief Financial Officer of The Republic Corporation (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, with respect to this Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 of the Registrant (the "Report"), that to the best of my knowledge:

(1)The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Registrant.

This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.



/s/ J. Ed Eisemann, IV                                    June 30, 2003
-----------------------      Chief Executive and          -----------------
J. Ed Eisemann, IV           Chief Financial Officer      Date